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                                                                    EXHIBIT 23.2

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of AT ROAD, Inc. on Form S-8 of our reports dated March 23, 2000, appearing in the prospectus of Registration Statement No. 333-41372 on Form S-1 of AT ROAD, Inc. filed on September 29, 2000.

/s/ DELOITTE & TOUCHE LLP

San Jose, California
October 23, 2000